Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT
     AMENDMENT NO. 2, dated as of February 26, 2010 (this “Amendment”), among RHI Entertainment, LLC (the “Borrower”), its subsidiaries party to the Credit Agreement described below as Guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”), RHI Entertainment Holdings II, LLC (the “Parent”), the Lenders signatory hereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Agent”) and as Issuing Bank to the FORBEARANCE AGREEMENT described below.
     WHEREAS, the Borrower, the Guarantors, the Parent, the Lenders from time to time party thereto (the “Lenders”) and the Agent are parties to a Credit, Security, Guaranty and Pledge Agreement, dated as of January 12, 2006, as amended and restated on April 13, 2007 (as the same may have been or may from time to time be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”).
     WHEREAS, on December 23, 2009, the Borrower terminated certain specified Swap Agreements, which constitute “Obligations” under the Credit Agreement, pursuant to arrangements with the Lenders counter-party thereto (each, a “Lender Counterparty”).
     WHEREAS, the Borrower, the Guarantors, the Parent, the Agent, the Lenders constituting the Required Lenders under the Credit Agreement and the Lender Counterparties have entered into that certain Forbearance Agreement dated as of December 23, 2009 (as amended, restated, supplemented or modified from time to time, including via Amendment No. 1 to Forbearance Agreement dated as of January 22, 2010 (“Amendment No. 1”) and (upon satisfaction of the conditions precedent set forth herein) via this Amendment, the “Forbearance Agreement”).
     WHEREAS, pursuant to the Forbearance Agreement (as modified by Amendment No. 1), among other things, the Agent, the Required Lenders and the Lender Counterparties agreed to forbear from exercising remedies with respect to, and to temporary waivers with respect to, certain “Specified Defaults” through the end of a “Forbearance Period” with a stated expiration date which was extended via Amendment No. 1 to 5:00 p.m. (New York City time) on February 26, 2010.
     WHEREAS, pursuant to that certain Forbearance Agreement dated as of February 12, 2010 among the Borrower, the Guarantors referred to therein, the Parent, the Second Lien Lenders and Wilmington Trust FSB, as Second Lien Agent, among other things, the Second Lien Agent and the “Required Lenders” (as such term is defined in the Second Lien Agreement) agreed to forbear from exercising remedies with respect to, and to temporary waivers with respect to, certain “Specified Defaults” under the Second Lien Agreement through the end of a “Forbearance Period” with a stated expiration date of 5:00 p.m. (New York City time) on February 26, 2010.
     WHEREAS, the Agent, the Required Lenders and the Lender Counterparties are willing to agree, subject to the terms and conditions of this Amendment, to provide for an extension of the scheduled termination of the forbearances and temporary waivers provided in the Forbearance Agreement.
     WHEREAS, in order to induce the Agent, the Required Lenders and the Lender Counterparties to agree to such extension, the Credit Parties have agreed to make certain acknowledgments and enter into certain agreements as hereinafter set forth.
     ACCORDINGLY, the parties hereby agree as follows:
     1. Defined Terms. All capitalized terms not otherwise defined herein are used as defined in the Forbearance Agreement or the Credit Agreement, as applicable.
     2. Acknowledgment of Events of Default. The Credit Parties acknowledge and agree that the following Events of Default exist under the Credit Agreement: (A) an Event of Default arising under Sections 2.10(e) and 7(b) of the Credit Agreement as a result of a Borrowing Base overadvance, (B) an Event of Default under Section 7(c) of the Credit Agreement as a result of Borrower’s failure to pay the Termination Amounts and interest thereon and (C) an Event of Default under Section 7(g) of the Credit Agreement as a result of the failure of a Credit Party to make deferred purchase price payments in excess of $15,000,000.
     3. Amendments to Forbearance Agreement.
          (a) The definition of the following term appearing in the Forbearance Agreement is hereby amended and restated in its entirety:
“Stated Expiration Date” shall mean 5:00 p.m. (New York City time) on March 31, 2010.
          (b) Section 4(b) of the Forbearance Agreement is hereby replaced in its entirety with the following:
“In addition, solely with respect to the Specified Defaults listed as Items 1, 2 and 8 appearing on Schedule 1 hereto, the Agent, the Lenders and the Lender Counterparties signatory hereto agree to temporarily waive, solely during the Forbearance Period, any Default or Event of Default resulting solely from any such Specified Defaults. For the avoidance of doubt, the temporary waiver contained in the preceding sentence shall terminate and be of no further force or effect upon any expiration or termination of the Forbearance Period.”
          (c) Section 6(c)(vii) of the Forbearance Agreement is hereby replaced in its entirety with the following:
“(vii) that the Credit Parties will during the Forbearance Period limit their cash disbursements to those that are materially consistent with the payments set forth on the 13-week cash flow schedule the cover page of which is marked as “RHI Entertainment, LLC 13 Week Cash Flow Forecast February 15, 2010 — May 14, 2010 as of February 18, 2010” which was previously presented to the Agent (such cash flow forecast, together with the back-up provided along therewith, the “Base

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Cash Flow Schedule”) and amounts required to be paid pursuant to Section 6(c)(iv) hereof; in furtherance of the foregoing, the Credit Parties agree that during the Forbearance Period they shall not, without the written consent of Lenders holding at least 40% of the Total Commitments (a) make monetary payments that are not reflected in the Base Cash Flow Schedule in an aggregate amount equal to or in excess of $500,000 for the period commencing on the effectiveness of that certain Amendment No. 2 dated as of February 26, 2010 to this Agreement and prior to the Stated Expiration Date, (b) with respect to any line item or category which is reflected in the Base Cash Flow Schedule (whether such line item or category is scheduled thereon to receive payments prior or subsequent to the Stated Expiration Date (or both)) make payments that as of any date of determination are in excess of 110% of the amount reflected on the Base Cash Flow Schedule as being payable with respect to such line item or category through such date of determination, provided that, subject always to the following clause (c): (1) this clause (b) shall not limit the amount of payments of fees and expenses of the financial advisors and counsel to the Agent, legal counsel to the Second Lien Agent and legal counsel to the “Required Lenders” under the Second Lien Agreement during the Forbearance Period or (so long as the payments are for services rendered rather than to be rendered) payments of fees and expenses of legal counsel to the Credit Parties during the Forbearance Period and (2) in the context of line items or categories reflected on the Base Cash Flow Schedule of less than $50,000, the Credit Parties may pay amounts in excess of the scheduled payments so long as (A) the total payment does not exceed $50,000 and (B) the amounts paid with respect to such line item or category do not exceed the total amounts reflected on the Base Cash Flow Schedule as payable with respect thereto or (c) permit their aggregate payments as of any date of determination to exceed 110% of the aggregate payments projected in the Base Cash Flow Schedule to be made through such date of determination;”
          (d) Section 6(c)(viii) of the Forbearance Agreement is hereby replaced in its entirety with the following:
“(viii) that the Credit Parties shall not permit their aggregate minimum cash balance at any time to be less than $10,000,000.”
          (e) Section 6(c)(xii) of the Forbearance Agreement is hereby replaced in its entirety with the following:
“(xii) that the Credit Parties will by no later than 5:00 p.m. (New York City time) on March 26, 2010 provide the Agent with (A) the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of, and the related unaudited consolidated statements of income, stockholders’ equity and cash flows for, the month ending February 28, 2010, and for the portion of the fiscal year through the end of such month, together with a certificate signed by an Authorized Officer of the Borrower to the effect that such financial statements, while not examined by independent public accountants, reflect, in the opinion of the Borrower, all adjustments necessary to

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present fairly in all material respects the financial position of the Borrower and its Consolidated Subsidiaries as of the end of such month and the results of operations for such month and year-to-date period then ended in conformity with GAAP, subject to normal year-end audit adjustments and the absence of footnotes, (B) a reconciliation between the foregoing and the GAAP accounts receivable aging as of February 28, 2010, (C) a detail of aggregate accounts receivable (both GAAP and off-balance sheet, i.e., all contracted amounts) as of February 28, 2010 which includes RHI’s detailed contracted accounts receivable as of February 28, 2010, including customer, title, due-date and identification of each item of accounts receivable as book or non-book, (D) a reconciliation from RHI’s February 28, 2010 book accounts receivable to RHI’s February 28, 2010 balance sheet accounts receivable and (E) a roll-forward of aggregate accounts receivable from January 31, 2009 to February 28, 2010, which shall consist of the total of (1) the beginning accounts receivable plus (2) receivables generated from sales consummated during such month, minus (3) cash collections minus (4) receivables write-offs during such month (with the materials described in the foregoing clauses (B) through (E) to be in form and substance satisfactory to the Agent and FTI).”
          (f) Section 6(c)(xx) of the Forbearance Agreement is amended by deleting the phrase “the deposit account numbered 001-01150-8 maintained by the Borrower with American Express;”, and any failure by the Credit Parties to use their best efforts to deliver an Account Control Agreement with respect to such account prior to February 25, 2010 is hereby waived.
          (g) Section 6(c)(xix) of the Forbearance Agreement is amended by deleting the word “and” appearing after the semi-colon at the end thereof, Section 6(c)(xx) of the Forbearance Agreement is amended by deleting the period at the end thereof and inserting in lieu of such period a semi-colon, and the following Sections 6(c)(xxi) — (xxv) are hereby added at the end of Section 6(c) of the Forbearance Agreement:
“(xxi) that the Credit Parties will deliver to the Agent by no later than 6:00 p.m. (New York City time) every other Thursday commencing with Thursday, March 4, 2010 biweekly sales tracking reports for each title to be released in the 2010 slate, in the format of the “Greenlighting Status Reports” previously delivered by the Borrower to the Agent;
(xxii) that the Credit Parties shall, by no later than March 31, 2010, provide the Agent with the audited consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of, and the related consolidated statements of income, stockholders’ equity and cash flows for, the fiscal year ending December 31, 2009, accompanied by a report and opinion of KPMG LLP or such other independent public accountants of nationally recognized standing as shall be retained by the Borrower, which report and opinion shall be unqualified (other than a “going concern” qualification in accordance with SAS 59) and shall be prepared in accordance with generally accepted auditing standards relating to reporting and which report and opinion shall contain no material exceptions or qualifications except as aforesaid and for qualifications relating to accounting

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changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements, together with a certificate signed by an Authorized Officer of the Borrower, to the effect that such financial statements fairly present the financial position of the Borrower and its Consolidated Subsidiaries as at the dates indicated and the results of their operations for the periods indicated in conformity with GAAP, and stating whether any change in GAAP or in the application thereof has occurred since the date of the most recent audited financial statements delivered to the Administrative Agent and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
(xxiii) that the Credit Parties shall, (a) by no later than March 5, 2010, provide the Agent with (i) a picture-by-picture summary of the status of any negotiations with the producers of each of the “spillover” Items of Product regarding the payment deferral or return with respect to such Items of Product and (ii) copies of any documents in connection with any amendment, termination, reduction or assignment of rights, delegation or postponement of obligations, settlements, assignments of receivables from sub-licensees of Borrower or Borrower’s Subsidiaries, or similar transaction relating to such “spillover” Items of Product (collectively, “Restructuring Documents”) or the most recent draft thereof to the extent finalized documents are not available as of such date, (b) thereafter, update the summaries described in clause (a) within three (3) Business Days of a request by the Agent and provide the Agent with any material drafts of any Restructuring Documents as they become available and (c) in any case, provide the Agent with substantially final drafts of any Restructuring Documents at least five (5) Business Days prior to executing the same (and, in any case, shall cause all such Restructuring Documents to be in compliance with the Fundamental Documents unless otherwise consented to by the requisite Lenders under Section 13.10 of the Credit Agreement);
(xxiv) that the Credit Parties shall, (a) by no later than March 5, 2010, provide the Agent with the most recent drafts of any term sheets and the most recent drafts of any definitive documentation (or any such documentation that has been executed) then in existence with respect to the financing or proposed financing of any Item of Product contemplated to be greenlit as part of the Borrower’s 2010 slate (including any Items of Product that were initially contemplated to be included in the Borrower’s 2009 slate), (b) thereafter, provide the Agent with drafts of any such term sheets as they become available and (c) in any case, provide the Agent with substantially final drafts of any financing documentation with respect to any Item of Product for the Borrower’s 2010 slate not previously executed at least five (5) Business Days prior to executing the same; and
(xxv) that the Credit Parties shall provide the Agent with copies of any notices or inquiries received (a) in connection with any of the “spillover” Items of Product and/or (b) from an actors’, directors’ or screenwriters’ guild, within one (1) Business Day of receipt thereof.”

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          (h) Schedule 1 to the Forbearance Agreement, which reflects the “Specified Defaults”, is hereby replaced in its entirety with Schedule 1 to this Amendment.
     4. Incorporation of Terms. Upon the effectiveness of this Amendment, (a) the forbearances contained in Section 4(a) the Forbearance Agreement (and, in the case of the Specified Defaults listed as Items 1, 2 and 8 appearing on Schedule 1 to this Amendment, the temporary waivers with respect thereto contained in Section 4(b) of the Forbearance Agreement (as modified by this Amendment)) are hereby remade and extended with respect to the revised schedule of Specified Defaults attached as Schedule 1 to this Amendment during the Forbearance Period (as modified by the amendment to the “Stated Expiration Date” set forth in this Amendment), (b) the reservation of rights contained in Section 5 of the Forbearance Agreement is hereby restated and reaffirmed in all respects, and (c) each party hereto hereby ratifies and reaffirms the terms of Sections 5(c), (d) and (e) of Amendment No. 1 in all respects.
     5. Acknowledgements, Representations, Warranties, Confirmations, and Agreements.
          (a) Each Credit Party hereby represents and warrants to Agent and each of the Lenders that:
               (i) no Defaults or Events of Defaults other than the Specified Defaults listed on Schedule 1 hereto have occurred and are continuing as of the date hereof or, as of the date hereof, are expected to occur prior to the Stated Expiration Date (as such term would be modified via this Amendment);
               (ii) Schedule 2 hereto identifies each of the Credit Parties’ and each of their Subsidiaries’ deposit accounts, lists the balances in such deposit accounts as of February 19, 2010 and specifies whether or not an Account Control Agreement has been delivered with respect to such deposit account;
               (iii) as of February 19, 2010, the aggregate gross value of all of the assets of any Subsidiaries which have not become a Credit Party because of the $250,000 threshold appearing in Section 5.21 of the Credit Agreement, is approximately $85,000, and Schedule 3 hereto identifies the gross asset value of such Subsidiaries on a per-Subsidiary basis.
          (b) Each Credit Party hereby covenants and agrees to continue to comply with each of the covenants and agreements contained in Section 6(c) of the Forbearance Agreement as the same is being modified by this Amendment.
          (c) Each Credit Party and the Parent hereby forever releases the Agent, each of the Lenders and each of the Lender Counterparties from any and all liens, claims, interests and causes of action of any kind or nature (each, a “Claim”) that any Credit Party now has or may hereafter have against the Agent or any of the Lenders, and hereby agrees to indemnify and hold harmless the Agent, each of the Lenders and each of the Lender Counterparties for all Claims that any Person may bring against the Agent or any of the Lenders that (i) arise under or in connection with the Credit Agreement or any other Fundamental Documents (and under any Specified Swap Agreement, as applicable) based on facts existing on or before the date hereof or (ii) arise under or in connection with the Forbearance Agreement (as modified by this

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Amendment); provided that the Credit Parties may bring claims or causes of action solely to enforce the provisions of the Forbearance Agreement (as modified by this Amendment).
     6. Conditions to Effectiveness. The provisions of this Amendment shall not become effective unless and until each of the following conditions have been satisfied:
          (a) the Agent shall have received counterparts of this Amendment executed by the Borrower, each Guarantor (and any entity required to join the Credit Agreement as a Guarantor pursuant to Section 5.21 of the Credit Agreement), the Parent, the Agent, each Lender Counterparty and the Lenders constituting the Required Lenders;
          (b) after giving effect to this Amendment, no Event of Default or Default (with the sole exception of (i) the Specified Defaults or (ii) any Default or Event of Default arising solely from the inaccuracy of any representation or warranty contained in the Credit Agreement to the extent that any such inaccuracy exists solely because of the existence of any Specified Default) shall have occurred and be continuing;
          (c) the representations and warranties contained in Sections 5(a) and 7 hereof shall be true and correct; and
          (d) all legal matters related to this Amendment shall be satisfactory to Morgan, Lewis & Bockius, LLP, counsel to the Agent.
     7. Representations and Warranties. Each Credit Party represents and warrants that before and after giving effect to this Amendment the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent (a) that any such representations and warranties specifically relate to an earlier date and (b) to the extent that any such representation or warranty would not be true and correct solely because of the existence of any Specified Default described on Schedule 1 hereto).
     8. Entire Agreement. This Amendment constitutes the entire agreement of the parties concerning the subject matter hereof and supersedes any prior or contemporaneous representations or agreements, either oral or written, not contained herein.
     9. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.
     10. Fundamental Documents. This Amendment shall constitute a Fundamental Document.
     11. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Forbearance Agreement or the Credit Agreement or a waiver of any Event of Default under the Credit Agreement. The Forbearance Agreement and the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and

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are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by the Forbearance Agreement (including this Amendment). As used in the Forbearance Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Forbearance Agreement as modified by this Amendment.
     12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (e.g., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.
     14. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.
     15. Public/Private Information. Each of the Lenders acknowledges that information furnished to it pursuant to this Amendment may include material non-public information concerning the Borrower and its related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including federal and state securities laws. All such information, including requests for waivers and amendments, furnished by the Borrower pursuant to, or in the course of administering, this Amendment, will be syndicate-level information, which may contain material non-public information about the Borrower and its related parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Agent that it has identified in its “Administrative Questionnaire” a credit contact who may receive information that may contain material non-public Information in accordance with its compliance procedures and applicable law.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWER: RHI ENTERTAINMENT, LLC
By:	/s/ William J. Aliber
	Name:	William J. Aliber
	Title:	Chief Financial Officer

PARENT: RHI ENTERTAINMENT HOLDINGS II, LLC
By:	/s/ William J. Aliber
	Name:	William J. Aliber
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

GUARANTORS: RHI ENTERTAINMENT DISTRIBUTION, LLC
By:	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Exec VP, General Counsel and Secretary

RHI ENTERTAINMENT PRODUCTIONS, LLC
By:	/s/ Henry S. Hoberman
	Name:	Henry S. Hoberman
	Title:	Exec VP, General Counsel and Secretary

LIBRARY STORAGE, INC.
By:	/s/ Michael Scarpelli
	Name:	Michael Scarpelli
	Title:	President and Secretary

RHI INTERNATIONAL DISTRIBUTION, INC.
By:	/s/ Michael Scarpelli
	Name:	Michael Scarpelli
	Title:	Vice President and Secretary

RHI ENTERTAINMENT LTD.
By:	/s/ Peter von Gal
	Name:	Peter von Gal
	Title:	Director

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

LENDERS: JPMORGAN CHASE BANK, N.A., individually and as Agent
By:	/s/ Patricia S. Carpen
	Name:	Patricia S. Carpen
	Title:	Vice President

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

Bank of America, N.A., as Lender
By:	/s/ David Maiorella
	Name:	David Maiorella
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

The Royal Bank of Scotland plc, as Lender
By:	/s/ Thomas Brady
	Name:	Thomas Brady
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

ISRAEL DISCOUNT BANK as Lender
By:	/s/ David Acosta
	Name:	David Acosta
	Title:	Senior Vice President

By:	/s/ Michael Paul
	Name:	Michael Paul
	Title:	Vice President

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

California Bank & Trust [NAME OF FIRST LIEN LENDER], as Lender
By:	/s/ Thomas Betournay
	Name:	Thomas Betournay
	Title:	VP

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

BANK LEUMI USA. [NAME OF FIRST LEIN LENDER], as Lender
By:	/s/ J. DELVOYE
	Name:	J. DELVOYE
	Title:	F V P

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

SOCIETE GENERALE, as Lender
By:	/s/ Patrick MENARD
	Name:	Patrick MENARD
	Title:	Global Head Leveraged & Media Telecom Finance

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

Manufacturers Bank as Lender
By:	/s/ Maureen Kelly
	Name:	Maureen Kelly
	Title:	Vice President

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

JPMorgan Chase Bank, N.A., as Lender Counterparty
By:	/s/ Patricia S. Carpen
	Name:	Patricia S. Carpen
	Title:	Vice President

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

BANK OF AMERICA, N.A., as Lender Counterparty
By:	/s/ Roger Heintzelman
	Name:	Roger Heintzelman
	Title:	Principal

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

The Royal Bank of Scotland plc, as Lender Counterparty
By:	/s/ Thomas Brady
	Name:	Thomas Brady
	Title:	Senior Vice President

Signature Page to Amendment No. 2 to RHI Forbearance Agreement

SCHEDULE 1
Specified Defaults
1.	Any Default or Event of Default arising under Section 2.10(e) of the Credit Agreement. [Borrowing Base non-compliance]

2.	Any Default or Event of Default arising under 7(c) of the Credit Agreement [Failure to pay other non-principal monetary Obligations] as a result of a failure to pay any Termination Amount or failure to pay any interest on any such Termination Amount.

3.	Any Default or Event of Default arising under Section 6.18 of the Credit Agreement [Covenant against modifications to material contracts that are materially adverse to the Lenders] as a result of having caused certain receivables from Crown Media to become Post-12/31/09 Crown Receivables.

4.	Any Default or Event of Default arising solely as a result of the existence of the Base Cash Flow Schedule or any rolling 13-week update relating thereto or arising under Section 7(g) of the Credit Agreement as a result of the implementation thereof.

5.	Any Default or Event of Default arising under Section 6.14 of the Credit Agreement. [Minimum Consolidated Net Worth]

6.	Any Default or Event of Default arising under Section 6.21 of the Credit Agreement. [Coverage Ratio]

7.	Any Default or Event of Default arising under Section 5.1(c) of the Credit Agreement as a result of a failure to deliver a Borrowing Base Certificate at any time on or prior to the date of Amendment No. 1 through the date, if any, that the Agent reinstates the requirements of Section 5.1(c) of the Credit Agreement in accordance with Section 5(d) of Amendment No. 1.

8.	Any Default or Event of Default arising under Section 7(c) of the Credit Agreement as a result of a failure of the Borrower and the Guarantors to pay interest as and when due under the Credit Agreement.

9.	Any Default or Event of Default arising under Section 7(g) of the Credit Agreement as a result of a failure of the Borrower and the Guarantors to pay interest as and when due on the Second Lien Facility.

10.	Any Default or Event of Default arising under Section 7(g) of the Credit Agreement as a result of a failure of the Credit Parties to make deferred purchase price payments in excess of $15,000,000.

11.	Any Default or Event of Default arising under Section 7(g) of the Credit Agreement as a result of a failure to pay rent at the Borrower’s company headquarters.

12.	Any Default or Event of Default arising under Section 6.19 of the Credit Agreement [No Negative Pledge] in connection with the pledge agreement, dated May 22, 2009, between the Borrower and American Express with respect to the deposit account numbered 001-01150-8 maintained by the Borrower with American Express.

13.	Any Default or Event of Default arising under Section 7(h) of the Credit Agreement as a result of any public filing by Public Co. with the U.S. Securities and Exchange Commission that admits an inability of Public Co., Parent, any Credit Party or any of their respective Subsidiaries, or any group of the foregoing taken as a whole, to pay its debts when due, and any subsequent republication thereof.

14.	Any Default or Event of Default arising under Section 6.7 of the Credit Agreement as a result of the notices of assignment or directions to pay that were inadvertently sent by the Credit Parties to Channel 5 in connection with the Items of Product currently entitled “National Tree” and “Fairfield Road” directing Channel 5 to make each of its £28,000 per film payments to Cypress Films directly in lieu of making these payments to the Credit Parties.

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SCHEDULE 2
Deposit Accounts

				Balance as of		Account Control
Depository				February 19, 2010		Agreement (“yes” or
Institution	Account Name	Credit Party?	Account Number	(in $US)	Nature of Account	“no”)
JP Morgan Chase	RHI Entertainment LLC	Yes	304-671096	10,000	Petty Cash	Yes
JP Morgan Chase	RHI International Distribution Inc.	Yes	304-689211	—	Collection Account	Yes
JP Morgan Chase	RHI International Distribution Inc.	Yes	304-689254	256,171	Operating Account	Yes
JP Morgan Chase	RHI Entertainment LLC	Yes	314-006591	25,662,131	Operating Account	Yes
JP Morgan Chase	RHI Entertainment LLC	Yes	323-410537	80,189	Insurance / FSA Account	Yes
JP Morgan Chase	RHI Entertainment LLC	Yes	323-047165	25,772	Payroll Account	Yes
JP Morgan Chase	RHI Entertainment LLC	Yes	324-330332	—	Collection Account	Yes
JP Morgan Chase	RHI Entertainment Distribution LLC	Yes	304-959251	—	Collection Account	No
JP Morgan Chase	RHI International Distribution Inc.	Yes	601-893506	—	Checking Account	Yes
JP Morgan Chase	RHI Entertainment LLC	Yes	615-536158	—	Checking Account	Yes

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				Balance as of		Account Control
Depository				February 19, 2010		Agreement (“yes” or
Institution	Account Name	Credit Party?	Account Number	(in $US)	Nature of Account	“no”)
JP Morgan Chase	RHI Entertainment Productions LLC	Yes	758-683403	—	Collection Account	No
JP Morgan Chase	Library Storage Inc	Yes	799-760657	—	Checking Account	No
JP Morgan Chase	Library Storage Inc	Yes	799-760632	13,410	Operating Account	No
American Express	RHI Entertainment LLC	Yes	001-011150-8	400,000	CD Account	No
Israel Discount Bank	RHI Entertainment LLC	Yes	03-49130	250,128	Operating Account	Yes
California Bank & Trust	RHI Entertainment LLC	Yes	324-0329751	9,227	Operating Account	Yes
Barclays Bank	RHI Entertainment Ltd	Yes	30403261	63,191	Operating Account	No
Commonwealth Bank of Australia	RHI Entertainment Australia Pty Ltd	No	062-438-1009-6303	102,967	Operating Account	No
Barclays Bank	RHI Entertainment Ltd	Yes	80374636	157	Production Account	Yes[1]
HVB Hungarian Bank	DTS Productions Ltd	No	10918000000000 367110017	—	Production Account	No
HVB Hungarian Bank	DTS Productions Ltd	No	109180010000000 367110024	—	Production Account	No
Barclays Bank	SFR Ltd	No	60655376	—	Production Account	No
Barclays Bank	SFR Ltd	No	40047678	2,609	Production Account	No
Barclays Bank	SFR Ltd	No	68372755	—	Production Account	No
Barclays Bank	SFR Ltd	No	86918211	472	Production Account	No
HVB Hungarian Bank	RHI Entertainment Kft	No	1091 8001 00000003 68110027	—	Production Account	No

[1]	By operation of the Debenture dated as of February 25, 2010 and the related Notice of Assignment of Account.

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				Balance as of		Account Control
Depository				February 19, 2010		Agreement (“yes” or
Institution	Account Name	Credit Party?	Account Number	(in $US)	Nature of Account	“no”)
HVB Hungarian Bank	RHI Entertainment Kft	No	1091 8001 00000003 68110010	—	Production Account	No
Royal Bank of Scotland	RHI Entertainment LLC	Yes	10154958	—	Production Account	No
JPMorgan Chase	NGP Holding	No	323-317-014	—	Production Account	No

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SCHEDULE 3
     Per-Subsidiary Breakdown of Gross Asset Values of Non-Credit Party Subsidiaries

Gross asset
value as of
February 19,
	Credit	2010 (in $US)
Entity	Party?	(000’s)
Metropolitan Productions, Inc	No	—
Don Quixote, Inc	No	—
HE PRO Tunes, Inc.	No	—
HEP Music, Inc.	No	—
HEP SS Music, Inc	No	—
SLB Productions, Inc	No	—
RHI Entertainment Australia Pty. Ltd.	No	82
Southern Whale Pty Ltd	No	—
Wayzgoose Concerts Services BV	No	—
RHI Entertainment Kft	No	—
NGP Holding Inc	No	—
HEGOA Inc.	No	—
Independent Projects, Inc.	No	—
HEDAUS Pty Limited	No	—
DTS Productions Limited	No	—
Thistle Management Ltd	No	—
SFR Limited	No	3

	Total Asset Value	$85

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